Exhibit 10.1

THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of April 26, 2023 (the “Effective Date”), by and among Addus HealthCare, Inc., an Illinois corporation (the “Borrower”), Addus HomeCare Corporation, a Delaware corporation (“Holdings”), the other Persons party hereto that are designated as a “Credit Party” on the signature pages hereof, Capital One, National Association, as Agent (the “Agent”) and as a Lender, and the other Lenders signatory hereto.

W I T N E S S E T H:

WHEREAS, Borrower, Holdings, the other Credit Parties, Agent and the other Lenders from time to time party thereto are parties to that certain Amended and Restated Credit Agreement dated as of October 31, 2018 (as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of September 12, 2019, as amended by that certain Second Amendment to Amended and Restated Credit Agreement dated as of July 30, 2021, and as further amended, restated, supplemented or modified from time to time prior to the date hereof, the “Existing Credit Agreement”; unless otherwise defined herein, capitalized terms used herein that are not otherwise defined herein shall have the respective meanings assigned to such terms in the Existing Credit Agreement as amended hereby (the “Credit Agreement”)); and

WHEREAS, the Credit Parties have requested that the Agent and Lenders amend certain provisions of the Existing Credit Agreement, and, subject to the satisfaction of the conditions set forth herein, Agent and the Lenders signatory hereto are willing to do so, on the terms set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:

A.
Notice of benchmark replacement.

In order to facilitate this Amendment, the parties hereto acknowledge and agree that:

1.
Certain loans or other extensions of credit under the Existing Credit Agreement bear or are permitted to bear interest, or incur or are permitted to incur fees, commissions or other amounts, based on LIBOR in accordance with the terms of the Existing Credit Agreement.

2.
In accordance with the benchmark replacement provisions set forth in Section 11.9 of the Existing Credit Agreement, effective as of the date hereof, LIBOR will be replaced with Adjusted Term SOFR as the alternative benchmark rate for purposes of the Credit Agreement and the other Loan Documents.

3.
To the extent that the Agent or any other party to the Credit Agreement is required to provide notice of the replacement of LIBOR with Adjusted Term SOFR as the alternative benchmark rate for purposes of the Credit Agreement and the other Loan Documents, the parties hereto acknowledge and agree that such notice requirements have been satisfied.

4.
Subject to the terms and conditions set forth herein, and notwithstanding anything to the contrary contained in the Credit Agreement (including for the avoidance of doubt, the definition of “Interest Period” set forth therein), each LIBOR Rate Loan outstanding immediately prior to the Effective Date shall be permitted to continue to accrue interest at a rate per annum equal to the sum of (a) LIBOR determined for such day plus (b) the Applicable Margin for LIBOR Rate Loans (in each case as defined in the Existing Credit Agreement as in effect immediately prior to the Effective Date) through and until the last day of the Interest Period for such LIBOR Rate Loans as in effect immediately prior to the Effective Date, and, thereafter, all existing LIBOR Rate Loans shall, immediately following the last day of the current Interest Period for such LIBOR Rate Loans, respectively, be converted to SOFR Loans with an Interest Period of one-month’s duration. Any obligation of the Borrower to (x) provide prior notice to the Lenders or the Agent to convert such LIBOR Rate Loans and (y) indemnify any Lender for any loss, cost and expense pursuant to Section 11.4 of the Credit Agreement as a result of such conversion is hereby waived by the Lenders and the Agent.

B.
AMENDMENTS TO Existing CREDIT AGREEMENT.

From and after the date on which all of the conditions precedent set forth in Section C hereof have been satisfied, and in reliance on the representations and warranties made herein, effective as of the date hereof:

1.
the Existing Credit Agreement (excluding all schedules, exhibits and annexes thereto except as expressly set forth in Sections B.2 and B.3 below) is amended pursuant to this Amendment to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the Credit Agreement attached as Annex A to this Amendment;
2.
Exhibits 1.1(b), 2.6 and 5.2(a) of the Existing Credit Agreement are hereby amended and restated in their entirety as set forth on Annexes B, C and D to this Amendment, respectively; and
3.
the Exhibits (other than Exhibits 1.1(b), 2.6 and 5.2(a)) to the Existing Credit Agreement are hereby amended to replace each reference therein to “LIBOR Rate Loans” with “SOFR Loans”.
C.
CONDITIONS PRECEDENT.

This Amendment shall be effective as of the Effective Date, subject to the satisfaction of the following conditions precedent:

5.
the execution and delivery of this Amendment by each Credit Party, the Agent and Lenders; and
6.
all expenses (including without limitation, legal fees and expenses) and other transaction costs incurred in connection with this Amendment required to be paid to the Agent and the Lenders pursuant to the terms of the Credit Agreement shall have been paid.
D.
Representations and Warranties.

Each Credit Party hereby represents and warrants to Agent and each Lender that:

7.
The execution, delivery and performance by the Credit Parties of this Amendment and by each Credit Party of any other Loan Document to which such Person is party, have been duly authorized by all necessary action, and do not and will not (a) contravene the terms of any of that Person’s Organization Documents; (b) conflict with or result in any material breach or contravention of, or result in the creation of any Lien (other than Liens in favor of Agent created under the Loan Documents) under, any document evidencing any material Contractual Obligation to which such Person is a party or any order, injunction, writ or decree of any Governmental Authority to which such Person or its Property is subject, (c) affect any Credit Party’s or any Restricted Subsidiary of a Credit Party’s right to receive, or reduce the amount of, payments and reimbursements from Third Party Payors, or materially adversely affect any Regulatory Permit; or (d) violate any material Requirement of Law in any material respect;

8.
such Credit Party has the power and authority to execute, deliver and perform its obligations under this Amendment and the Credit Agreement;
9.
this Amendment constitutes the legal, valid and binding obligations of each such Person which is a party hereto enforceable against such Person in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability;
10.
after giving effect to this Amendment and the transactions contemplated hereby, each of the representations and warranties contained in the Credit Agreement and the other Loan Documents is true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such date, except to the extent that such representation or warranty expressly relates to an earlier date (in which event such representations and warranties were true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such earlier date); and
11.
no Default or Event of Default exists or would result from the transactions contemplated by this Amendment.
E.
Additional Agreements
12.
No Modification. Except as expressly set forth herein, nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Credit Agreement or any of the other Loan Documents or constitute a course of conduct or dealing among the parties. Except as expressly stated herein, the Agent and Lenders reserve all rights, privileges and remedies under the Loan Documents. Except as amended or consented to hereby, the Credit Agreement and other Loan Documents remain unmodified and in full force and effect. All references in the Loan Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby. This Amendment shall constitute a Loan Document.
13.
Costs and Expenses; Indemnity. Sections 10.5 and 10.6 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis, as if such Sections were set forth in full herein. Borrower agrees to pay on demand all reasonable and documented costs and out-of-pocket expenses of Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and out-of-pocket expenses of outside counsel for Agent with respect thereto.
14.
Counterparts. This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart. Delivery of an executed signature page of this Amendment by facsimile transmission or Electronic Transmission shall be as effective as delivery of a manually executed counterpart hereof.

15.
Successors and Assigns. The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that any assignment by any Lender shall be subject to the provisions of Section 10.9 of the Credit Agreement, and provided further that Borrower may not assign or transfer any of its rights or obligations under this Amendment or the Credit Agreement without the prior written consent of Agent and each Lender.
16.
Governing Law. The laws of the State of New York shall govern all matters arising out of, in connection with or relating to this Amendment, including its validity, interpretation, construction, performance and enforcement (including any claims sounding in contract or tort law arising out of the subject matter hereof and any determinations with respect to post-judgment interest).
17.
Severability. The illegality or unenforceability of any provision of this Amendment or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Amendment or any instrument or agreement required hereunder. The parties hereto acknowledge that this Amendment may use several different limitations, tests or measurements to regulate the same or similar matters, and that such limitations, tests and measurements are cumulative and must each be performed, except as expressly stated to the contrary in this Amendment.
18.
Captions. The captions and headings of this Amendment are for convenience of reference only and shall not affect the interpretation of this Amendment.
19.
Entire Understanding. This Amendment sets forth the entire understanding of the parties with respect to the matters set forth herein, and shall supersede any prior negotiations or agreements, whether written or oral, with respect thereto.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date set forth above.

BORROWER:

ADDUS HEALTHCARE, INC.

By: /s/ Brian Poff

Name: Brian Poff

Title: Chief Financial Officer, Executive Vice President, Secretary and Treasurer

OTHER CREDIT PARTIES:

ADDUS HOMECARE CORPORATION

By: /s/ Brian Poff

Name: Brian Poff

Title: Chief Financial Officer, Executive Vice President, Secretary and Treasurer

ADDUS HEALTHCARE (DELAWARE), INC.

ADDUS HEALTHCARE (IDAHO), INC.

ADDUS HEALTHCARE (NEVADA), INC.

ADDUS HEALTHCARE (SOUTH CAROLINA), INC.

PRIORITY HOME HEALTH CARE, INC.

SOUTH SHORE HOME HEALTH SERVICE INC.

OPTIONS SERVICES, INC.

ADDUS NURSE CARE INC.

PRAC HOLDINGS, INC.

CURA PARTNERS, LLC

AMBERCARE CORPORATION

AMBERCARE HOME HEALTH CARE CORPORATION

AMBERCARE HOSPICE, INC.

ALLIANCE HOME HEALTH CARE, LLC

QUEEN CITY HOSPICE, LLC

MIRACLE CITY HOSPICE, LLC

COUNTY HOMEMAKERS INCORPORATED

A PLUS HEALTHCARE, INC.

NEW CAPITAL PARTNERS II – HS, INC.

HOSPICE PARTNERS OF AMERICA, LLC

HPA MANAGEMENT COMPANY, LLC

HOSPICE PARTNERS OF AMERICA HOLDING, LLC

HPA MEDICAL MANAGEMENT, LLC

HPA IDAHO, LLC

HOSPICE PARTNERS OF TEXAS, LLC

H&PC OF AMERICA, LLC

TR&B LLC

ALAMO AREA HOME HOSPICE, LP

SERENITY PALLIATIVE CARE AND HOSPICE, LLC

ARMADA SKILLED HOMECARE OF NEW MEXICO LLC

ARMADA HOSPICE OF NEW MEXICO LLC

ARMADA HOSPICE OF SANTA FE, LLC

ADDUS HOSPICE OF ILLINOIS, LLC

APPLE HOME HEALTHCARE, LTD.

By: /s/ Brian Poff

Name: Brian Poff

Title: Secretary

AGENT AND LENDERS:

CAPITAL ONE, NATIONAL ASSOCIATION,
as Agent, Swing Lender and as a Lender

By: /s/ Brian Pender

Name: Brian Pender

Title: Its Duly Authorized Signatory

JPMORGAN CHASE BANK, N.A., as a Lender

By: /s/ Erik Barragan

Name: Erik Barragan

Title: Authorized Officer

Citizens Bank, N.A., as a Lender

By: /s/ Benjamin Sileo

Name: Benjamin Sileo

Title: VP

BMO Harris Bank, N.A., as a Lender

By: /s/ Joe Arnold

Name: Joe Arnold

Title: Director

HANCOCK WHITNEY BANK, as a Lender

By: /s/ Michael Woodnorth

Name: Michael Woodnorth

Title: Vice President

FIFTH THIRD BANK, NATIONAL ASSOCATION, as a Lender

By: /s/ Thomas Avery

Name: Thomas Avery

Title: Managing Director

Wells Fargo Bank, National Association, as a Lender

By: /s/ William Mims

Name: William Mims

Title: Vice President

WOODFOREST NATIONAL BANK, as a Lender

By: /s/ Robert Swift

Name: Robert Swift

Title: Vice President

Signature Page to Third Amendment

Huntington National Bank, as a Lender

By: /s/ K. Andrew Tiberi-Warner

Name: K. Andrew Tiberi-Warner

Title: Vice President

BANK OF AMERICA, N.A., as a Lender

By: /s/ Alexander L. Rody

Name: Alexander L. Rody

Title: Senior Vice President

PNC Bank, N.A., as a Lender

By: /s/ Amira Nagati

Name: Amira Nagati

Title: Senior Vice President

Signature Page to Third Amendment